Exhibit 31

CERTIFICATION PURSUANT TO
Section 302 of the
Sarbanes-Oxley Act of 2002


I, Blair Merriam, Chief Executive Officer, President and Chief Financial Officer of Platina Energy Group, Inc., certify that:

	1.	I have reviewed this quarterly report on Form 10-QSB of Platina
		Energy Group, Inc.;

	2.	Based on my knowledge, this quarterly report does not contain any
		untrue statement of a material fact or omit to state a material fact
		necessary to make the statements made, in light of the circumstances
		under which such statements were made, not misleading with respect to
		the period covered by this quarterly report;

	3.	Based on my knowledge, the financial statements, and other financial
		information included in this quarterly report, fairly present in all
		material respects the financial condition, results of operations and
		cash flows of the registrant as of, and for, the periods presented in
		this quarterly report;

	4.	The registrant's other certifying officers and I are responsible for
		establishing and maintaining disclosure controls and procedures (as
		defined in Exchange Act Rules 13a 4 and 15d-14) for the registrant and
		we have:

		a)	designed such disclosure controls and procedures to ensure that
			material information relating to the registrant, including its
			consolidated subsidiaries, is made known to us by others within those
			entities, particularly during the period in which this quarterly report
			is being prepared;

		b)	evaluated the effectiveness of the registrant's disclosure controls and
			procedures as of a date within 90 days prior to the filing date of this
			quarterly report (the "Evaluation Date"); and

		c)	presented in this quarterly report our conclusions about the effectiveness
			of the disclosure controls and procedures based on our evaluation as of the
			Evaluation Date;

	5.	The registrant's other certifying officers and I have disclosed, based on
		our most recent evaluation, to the registrant's auditors and the audit
		committee of registrant's board of directors (or persons performing the
		equivalent function):

		a)	all significant deficiencies in the design or operation of internal
			controls which could adversely affect the registrant's ability to
			record, process, summarize and report financial data and have identified
			for the registrant's auditors any material weaknesses in internal
			controls; and

		b)	any fraud, whether or not material, that involves management or other
			employees who have a significant role in the registrant's internal
			controls; and

	6.	The registrant's other certifying officers and I have indicated in this
		quarterly report whether or not there were significant changes in internal
		controls or in other factors that could significantly affect internal
		controls subsequent to the date of our most recent evaluation, including any
		corrective actions with regard to significant deficiencies and material
		weaknesses.

Date:  November 14, 2006			/s/ Blair Merriam
						Blair Merriam
						Chief Executive Officer, President
						and Chief Financial Officer